UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 21, 2014

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT		06001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

(b)                                 On May 21, 2014, the term of William Forrest, a director of Magellan Health Services, Inc. (the “Company”) ended. Mr. Forrest did not seek re-election to the board.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The annual meeting of shareholders of the Company (the “Meeting”) was held on May 21, 2014, in connection with which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. At the close of business on March 31, 2014, the record date for the Meeting, 27,558,633 shares of the Company’s common stock were issued, outstanding and entitled to vote. At the Meeting 25,734,196 shares of the Company’s common stock were represented in person or by proxy. Five proposals were scheduled and notice to be acted upon at the Meeting: (i) to elect three directors to serve until the 2017 annual meeting or until the election and qualification of their successors (“Proposal Number One”); (ii) to approve, in an advisory vote, the compensation of the Company’s named executive officers (“Proposal Number Two”); (iii) to determine, in an advisory vote, whether a stockholder vote to approve compensation of the Company’s named executive officers should be held every one, two, or three years (“Proposal Number Three”); (iv) to approve the 2014 Employee Stock Purchase Plan (“Proposal Number Four”); and (v) to ratify the appointment of Ernst & Young LLP as the Company’s independent accountants for the year 2011 (“Proposal Number Five”).

At the Meeting, three members of the board, William J. McBride, Robert M. Le Blanc and Perry G. Fine, M.D., were nominated for election to serve three year terms until the Company’s 2017 annual meeting or until the election and qualification of their successors were elected. The vote with respect to each such nominee was as follows:

Nominee	For	Withheld	Broker Non- Votes
William J. McBride	23,458,162	995,047	1,280,987
Robert M. Le Blanc	23,610,101	843,108	1,280,987
Perry G. Fine, M.D.	23,577,526	875,683	1,280,987

Other directors whose terms of office continued after the Meeting are: Michael S. Diament, Eran Broshy, Mary F. Sammons, Barry M. Smith and Michael P. Ressner.

Proposal Number Two was adopted with 18,295,004 shares voted for, 4,987,953 shares voted against, 1,170,252 shares abstaining and 1,280,987 broker non-votes.

The vote regarding Proposal Number Three was: One Year: 21,764,369; Two Years: 64,635; Three Years: 2,611,969, abstaining 9,004 and 1,284,219 broker non-votes.

Proposal Number Four was adopted with 24,316,435 shares voted for, 136,082 shares voted against, 692 shares abstaining and 1,280,987 broker non-votes.

Proposal Number Five was adopted with 25,550,717 shares voted for, 182,252 shares voted against and 1,227 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: May 21, 2014	By:	/s/ Jonathan N. Rubin
Name: Jonathan N. Rubin
Title: Executive Vice President and Chief Financial Officer